UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 27, 2013

SOURCEFIRE, INC.

(Exact name of registrant as specified in its charter)

1-33350	Delaware	52-2289365
(Commission File Number)	(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

9970 Patuxent Woods Drive

Columbia, Maryland 21046

(Address of principal executive offices)

Registrant’s telephone number, including area code: (410) 290-1616

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

In connection with the proposed acquisition (the “Merger”) of Sourcefire, Inc. (the “Company”) pursuant to the Agreement and Plan of Merger (the “Merger Agreement”) between the Company, Cisco Systems, Inc., a California corporation (“Parent”), and Shasta Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of Parent (“Merger Sub”), on August 27, 2013 and August 30, 2013, respectively, Todd P. Headley and Marc W. Solomon agreed to waive their rights to severance and other benefits (including acceleration of vesting), including under the Sourcefire, Inc. Executive Change in Control Severance Plan and the Sourcefire, Inc. Executive Retention Plan. Messrs. Headley and Solomon have also agreed that any future rights to severance and other benefits (including acceleration of vesting) following the consummation of the Merger are to be determined solely under their new employment arrangements with Parent.

The foregoing waiver of severance and other benefits (including acceleration of vesting) will become effective only upon the consummation of the Merger.

Forward Looking Statements:

This written communication contains forward-looking statements that involve risks and uncertainties concerning Parent’s proposed acquisition of the Company, the Company’s expected financial performance, as well as the Company’s strategic and operational plans. Actual events or results may differ materially from those described in this written communication due to a number of risks and uncertainties. The potential risks and uncertainties include, among others, the possibility that the transaction will not close or that the closing may be delayed; the reaction of our customers to the transaction; general economic conditions; the possibility that the Company may be unable to obtain stockholder approval as required for the transaction or that the other conditions to the closing of the transaction may not be satisfied; the transaction may involve unexpected costs, liabilities or delays; the outcome of any legal proceedings related to the transaction; the occurrence of any event, change or other circumstances that could give rise to the termination of the transaction agreement. In addition, please refer to the documents that Parent and the Company file with the Securities and Exchange Commission on Forms 10-K, 10-Q and 8-K. The filings by the Company identify and address other important factors that could cause its financial and operational results to differ materially from those contained in the forward-looking statements set forth in this written communication. The Company is under no duty to update any of the forward-looking statements after the date of this written communication to conform to actual results.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sourcefire, Inc.

September 3, 2013	By:	/s/ Douglas W. McNitt
	Name:	Douglas W. McNitt
	Title:	General Counsel and Secretary